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                                                                    Exhibit 23.2

              Consent of Independent Certified Public Accountants



As independent public accountants, we hereby consent to the incorporation of our report dated September 17, 1998 on the August 31, 1998 audited financial statements of Charlotte Steel Drum Corporation included in this Form 8-K, into the previously filed Registration Statement File No. 333-58057 and Registration Statements on Form S-8s (SEC File Nos. 333-48239 and 333-53693) of PalEx, Inc.


/s/ McLean, Koehler, Sparks & Hammond

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